Sky Harvest Windpower Corporation
(A Development Stage Company)

May 31, 2008

Report of Independent Registered Public Accounting Firm

To the Directors and Stockholders
Sky Harvest Windpower Corporation
(A Development Stage Company)

We have audited the accompanying balance sheets of Sky Harvest Windpower Corporation (A Development Stage Company) as of May 31, 2008 and 2007, and the related statements of operations, cash flows and stockholders' equity for the years then ended and accumulated for the period from September 21, 2005 (Date of Inception) to May 31, 2008. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sky Harvest Windpower Corporation (A Development Stage Company) as of May 31, 2008 and 2007, and the results of its operations and its cash flows for the years then ended and accumulated for the period September 21, 2005 (Date of Inception) to May 31, 2008 in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has never generated any revenue and has incurred operating losses since inception. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also discussed in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ MANNING ELLIOTT LLP

Chartered Accountants

Vancouver, Canada

April 6, 2009

Sky Harvest Windpower Corporation
(A Development Stage Company)
Balance Sheets
(Expressed in Canadian Dollars)

	May 31,	May 31,
	2008	2007
	$	$

ASSETS

Current Assets
Cash and cash equivalents	136,209	463,006
Amounts receivable	1,059	8,152
Due from related party (Note 6)	2,500	–
Prepaid expenses	14,662	14,663
Total Current Assets	154,430	485,821
Property and equipment, net (Note 4)	61,979	28,761
Intangible assets, net (Note 5)	1,516	2,372
Total Assets	217,925	516,954

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Accounts payable	8,375	91,827
Accrued liabilities	–	525
Due to related party (Note 6)	736	4,195
Total Liabilities	9,111	96,547
Contingencies (Note 1)
Stockholders’ Equity
Preferred Stock: (Note 7)
Authorized: unlimited Class E redeemable, retractable shares, no par value
Issued and outstanding: None	–	–
Common Stock: (Note 7)
Authorized: unlimited Class A, voting shares, no par value
Issued and outstanding: 11,560,344 shares	1,697,034	1,697,034
Authorized: unlimited Class B, voting shares, no par value
Issued and outstanding: None	–	–
Authorized: unlimited Class C, non-voting shares, no par value
Issued and outstanding: None	–	–
Authorized: unlimited Class D, non-voting shares, no par value
Issued and outstanding: None	–	–
Share Subscription Receivable	(2,500)	(2,500)
Deficit accumulated during the development stage	(1,485,720)	(1,274,127)
Total Stockholders’ Equity	208,814	420,407
Total Liabilities and Stockholders’ Equity	217,925	516,954

Approved on behalf of the Board of Directors:

/s/ “Chris Craddock”	/s/ “William Iny”
Chris Craddock, Director	William Iny, Director

(The accompanying notes are an integral part of these financial statements)

Sky Harvest Windpower Corporation
(A Development Stage Company)
Statements of Operations
(Expressed in Canadian Dollars)

	Accumulated from
	September 21, 2005	For the Year	For the Year
	(Date of Inception)	Ended	Ended
	to May 31,	May 31,	May 31,
	2008	2008	2007
	$	$	$

Expenses
Management fees (Note 6(a))	1,102,127	76,077	96,050
Development and engineering	178,448	34,628	132,089
General and administrative	223,101	109,025	81,523

Operating loss	(1,503,676)	(219,730)	(309,662)

Other Income

Foreign exchange gain	1,312	1,312	-
Interest income	16,644	6,825	9,820

Net loss	(1,485,720)	(211,593)	(299,842)

Net loss per common share – basic and diluted		(0.02)	(0.03)

Weighted average number of common shares outstanding		11,560,344	10,911,604

(The accompanying notes are an integral part of these financial statements)

Sky Harvest Windpower Corporation
(A Development Stage Company)
Statements of Cash Flows
(Expressed in Canadian Dollars)

	Accumulated from
	September 21,
	2005	For the Year	For the Year
	(Date of Inception)	Ended	Ended
	to May 31,	May 31,	May 31,
	2008	2008	2007
	$	$	$
Operating activities
Net loss for the period	(1,485,720)	(211,593)	(299,842)

Adjustment to reconcile net loss to net cash used in
operating activities:
Depreciation	4,707	2,688	1,642
Shares issued for services	900,000	–	–
Changes in operating assets and liabilities:
Amounts receivable	(1,058)	7,094	(8,152)
Prepaid expenses	(14,663)	-	(9,663)
Accounts payable and accrued liabilities	8,375	(83,977)	76,972
Due to related parties	(1,764)	(5,959)	8,933
Net cash flows used in operating activities	(590,123)	(291,747)	(230,110)
Investing activities
Purchase of equipment	(68,202)	(35,050)	(5,255)
Net cash flows used in investing activities	(68,202)	(35,050)	(5,255)
Financing activities
Share subscription receivable	(2,500)	–	(2,500)
Proceeds from issuance of common stock	797,034	–	690,000
Net cash flows provided by financing activities	794,534	–	687,500
Increase (decrease) in cash and cash equivalents	136,209	(326,797)	452,135
Cash and cash equivalents – beginning of period	–	463,006	10,871
Cash and cash equivalents – end of period	136,209	136,209	463,006

Non cash financing activities
Issuance of common shares as finders fees	55,000	–	55,000

Supplementary disclosures
Interest paid	–	–	–
Income taxes paid	–	–	–

(The accompanying notes are an integral part of these financial statements)

Sky Harvest Windpower Corporation
(A Development Stage Company)
Statement of Stockholders’ Equity
(Expressed in Canadian Dollars)

			Deficit
			Accumulated
			During the
	Common		Development
	Shares	Amount	Stage	Total
	#	$	$	$

Balance – September 21, 2005 (Date of Inception)	–	–	–	–

Class A shares issued to founders for services at $0.10 per share	9,000,000	900,000	–	900,000

Class A shares issued for cash at $0.10 per share	1,070,344	107,034	–	107,034

Net loss for the period	–	–	(974,284)	(974,284)

Balance – May, 31 2006	10,070,344	1,007,034	(974,284)	32,750

Class A shares issued for cash at $0.50 per share	1,380,000	690,000	–	690,000

Class A shares issued for finders’ fee	110,000	55,000	–	55,000

Share issuance costs	–	(55,000)	–	(55,000)

Share subscription receivable		(2,500)		(2,500)

Net loss	–	–	(299,843)	(299,843)

Balance – May 31, 2007	11,560,344	1,694,534	(1,274,127)	420,407

Net loss	–	–	(211,593)	(211,593)

Balance – May 31, 2008	11,560,344	1,694,534	(1,485,720)	208,814

(The accompanying notes are an integral part of these financial statements)

Sky Harvest Windpower Corp.
(A Development Stage Company)
Notes to the Financial Statements
(Expressed in Canadian Dollars)

1.	Organization and Description of Business

The Company was incorporated in the Province of British Columbia, Canada on September 21, 2005. The Company is a Development Stage Company, as defined by Statement of Financial Accounting Standard (“SFAS”) No.7 “Accounting and Reporting for Development Stage Companies”. Its activities to date have been limited to capital formation, organization, and development of its business plan for the exploration and development of wind power projects in Canada.

These financial statements have been prepared in accordance with United States generally accepted accounting principles applicable to a going concern, which implies the Company will continue to realize its assets and discharge its liabilities in the normal course of business. The Company has never generated revenues since inception and has never paid any dividends and is unlikely to pay dividends or generate earnings in the immediate or foreseeable future. The continuation of the Company as a going concern is dependent upon the continued financial support from its shareholders, the ability of the Company to obtain necessary equity financing to continue operations, the successful exploitation of economically recoverable electricity in its wind power projects, and the attainment of profitable operations. As at May 31, 2008, the Company has accumulated losses of $1,485,720 since inception. These factors raise substantial doubt regarding the Company’s ability to continue as a going concern. These financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. Management plans to raise additional funds through debt and equity offerings

The Company entered into a letter agreement dated March 26, 2007 with Keewatin Windpower Corp. (“Keewatin”), whereby Keewatin will acquire 100% of the issued and outstanding common shares of the Company, in consideration for 17,343,516 restricted shares of Keewatin’s common stock. The directors of the Company are also directors and principal shareholders of Keewatin. The closing of this transaction is subject to shareholder approval.

2.	Significant Accounting Polices

	a)	Basis of Accounting

These financials statements and related notes are presented in accordance with accounting principles generally accepted in the United States, and are expressed in Canadian dollars. The Company’s fiscal year- end is May 31.

	b)	Use of Estimates

The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company regularly evaluates estimates and assumptions related to useful life and recoverability of long-lived assets and deferred income tax asset valuation allowances. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company’s estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

	c)	Basic Earnings (Loss) per Share

The Company computes net income (loss) per share in accordance with SFAS No. 128, "Earnings per Share". SFAS No. 128 requires presentation of both basic and diluted earnings per share (EPS) on the face of the income statement. Basic EPS is computed by dividing net income (loss) available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period using the treasury stock method and convertible preferred stock using the if-converted method. In computing diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all dilutive potential shares if their effect is anti dilutive. As at May 31, 2008 and 2007, there are no dilutive potential common shares.

Sky Harvest Windpower Corp.
(A Development Stage Company)
Notes to the Financial Statements
(Expressed in Canadian Dollars)

2.	Significant Accounting Polices (continued)

	d)	Cash Equivalents

The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

	e)	Marketable Securities

The Company defines marketable securities as income yielding securities that can be readily converted into cash. Examples of marketable securities include Treasury and agency obligations, commercial paper, corporate notes and bonds, time deposits with an original maturity greater than 3 months, foreign notes and certificates of deposit. We account for our investment in debt and equity instruments under Statement of Financial Accounting Standards, or SFAS, No. 115, “Accounting for Certain Investments in Debt and Equity Securities and Financial Accounting Standards Board”, or FASB, Staff Position, or FSP, SFAS No. 115-1, “The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments”. The Company follows the guidance provided by EITF No. 03-1, “The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments, to assess whether our investments with unrealized loss positions are other than temporarily impaired. Realized gains and losses and declines in value judged to be other than temporary are determined based on the specific identification method and are reported in other income (expense). Management determines the appropriate classification of such securities at the time of purchase and re-evaluates such classification as of each balance sheet date. As at May 31, 2008 and 2007, the Company does not hold any marketable securities with a period longer than three months

	f)	Financial Instruments

The fair values of financial instruments, which include cash, amounts receivable, accounts payable and accrued liabilities, and due to/from related parties approximate their carrying values due to the relatively short maturity of these instruments.

	g)	Equipment

i)	Amortization Methods and Rates

Property and equipment is recorded at cost less accumulated amortization. Capitalized costs are amortized based on their estimated useful life on a straight line basis over three years. Costs included in wind equipment are under construction and will be amortized over their useful life on a straight-line basis once they are put into use.

(ii)	Asset Impairment

The Company performs impairment tests on its property and equipment when events or changes in circumstances occur that indicate the carrying value of an asset may not be recoverable. Estimated future cash flows are calculated using estimated future prices and operating and capital costs on an undiscounted basis. When the carrying value of the property and equipment exceeds estimated future cash flows, the asset is impaired. An impairment loss is recorded to the extent the carrying value exceeds the discounted value of the estimated future cash flows.

(iii)	Repairs and Maintenance

Repairs and maintenance costs are charged to expense as incurred, except when these repairs significantly extend the life of an asset or result in an operating improvement. In these instances, the portion of these repairs relating to the betterment is capitalized as part of property and equipment.

h)	Website Development Costs

The Company capitalizes website development costs in accordance with the American Institute of Certified Public Accountants (“AICPA”) Statement of Position (“SOP”) No. 98-1, “Accounting for the Costs of Computer Software Developed or Obtained for Internal Use” and Emerging Issues Task Force (EITF) No. 00-2, “Accounting for Website Development Costs”, whereby costs related to the preliminary project stage of development are expensed and costs related to the application development stage are capitalized. Any additional costs for upgrades and enhancements which result in additional functionality will be capitalized. Capitalized costs will be amortized based on their estimated useful life over three years. Internal costs related to the development of website content are charged to operations as incurred.

Sky Harvest Windpower Corp.
(A Development Stage Company)
Notes to the Financial Statements
(Expressed in Canadian Dollars)

2.	Significant Accounting Polices (continued)

	i)	Income Taxes

Potential benefits of income tax losses are not recognized in the accounts until realization is more likely than not. The Company has adopted SFAS No. 109 “Accounting for Income Taxes” as of its inception. Pursuant to SFAS No. 109 the Company is required to compute tax asset benefits for net operating losses carried forward. Potential benefit of net operating losses have not been recognized in these financial statements because the Company cannot be assured it is more likely than not it will utilize the net operating losses carried forward in future years.

	j)	Foreign Currency Translation

The Company’s functional and reporting currency is the Canadian dollar. Monetary assets and liabilities denominated in foreign currencies are translated using the exchange rate prevailing at the balance sheet date. Gains and losses arising on translation or settlement of foreign currency denominated transactions or balances are included in the determination of income. Foreign currency transactions are primarily undertaken in Canadian dollars. The Company has not, to the date of these financials statements, entered into derivative instruments to offset the impact of foreign currency fluctuations.

3.	Recent Accounting Pronouncements

In May 2008, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 163, “Accounting for Financial Guarantee Insurance Contracts – An interpretation of FASB Statement No. 60”. SFAS 163 requires that an insurance enterprise recognize a claim liability prior to an event of default when there is evidence that credit deterioration has occurred in an insured financial obligation. It also clarifies how Statement 60 applies to financial guarantee insurance contracts, including the recognition and measurement to be used to account for premium revenue and claim liabilities, and requires expanded disclosures about financial guarantee insurance contracts. It is effective for financial statements issued for fiscal years beginning after December 15, 2008, except for some disclosures about the insurance enterprise’s risk-management activities. SFAS 163 requires that disclosures about the risk-management activities of the insurance enterprise be effective for the first period beginning after issuance. Except for those disclosures, earlier application is not permitted. The adoption of this statement is not expected to have a material effect on the Company’s financial statements.

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles”. SFAS 162 identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles in the United States. It is effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411, “The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles”. The adoption of this statement is not expected to have a material effect on the Company’s financial statements.

In March 2008, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities – an amendment to FASB Statement No. 133”. SFAS No. 161 is intended to improve financial standards for derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position, financial performance, and cash flows. Entities are required to provide enhanced disclosures about: (a) how and why an entity uses derivative instruments; (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations; and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. It is effective for financial statements issued for fiscal years beginning after November 15, 2008, with early adoption encouraged. The adoption of this statement is not expected to have a material effect on the Company’s financial statements.

In December 2007, the FASB issued SFAS No. 141R, “Business Combinations”. This statement replaces SFAS 141 and defines the acquirer in a business combination as the entity that obtains control of one or more businesses in a business combination and establishes the acquisition date as the date that the acquirer achieves control. SFAS 141R requires an acquirer to recognize the assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree at the acquisition date, measured at their fair values as of that date. SFAS 141R also requires the acquirer to recognize contingent consideration at the acquisition date, measured at its fair value at that date. This statement is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. Earlier adoption is prohibited. The adoption of this statement is not expected to have a material effect on the Company's financial statements.

Sky Harvest Windpower Corp.
(A Development Stage Company)
Notes to the Financial Statements
(Expressed in Canadian Dollars)

3.	Recent Accounting Pronouncements (continued)

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements Liabilities –an Amendment of ARB No. 51”. This statement amends ARB 51 to establish accounting and reporting standards for the Noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. This statement is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. Earlier adoption is prohibited. The adoption of this statement is not expected to have a material effect on the Company's financial statements.

In February 2007, the Financial Accounting Standards Board (FASB) issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities – Including an Amendment of FASB Statement No. 115”. This statement permits entities to choose to measure many financial instruments and certain other items at fair value. Most of the provisions of SFAS No. 159 apply only to entities that elect the fair value option. However, the amendment to SFAS No. 115 “Accounting for Certain Investments in Debt and Equity Securities” applies to all entities with available-for-sale and trading securities. SFAS No. 159 is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provision of SFAS No. 157, “Fair Value Measurements”. The adoption of this statement is not expected to have a material effect on the Company's financial statements.

In September 2006, the SEC issued Staff Accounting Bulletin (“SAB”) No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements.” SAB No. 108 addresses how the effects of prior year uncorrected misstatements should be considered when quantifying misstatements in current year financial statements. SAB No. 108 requires companies to quantify misstatements using a balance sheet and income statement approach and to evaluate whether either approach results in quantifying an error that is material in light of relevant quantitative and qualitative factors. SAB No. 108 is effective for fiscal years ending after November 15, 2006. The adoption of this statement did not have a material effect on the Company’s financial statements.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements”. The objective of SFAS 157 is to increase consistency and comparability in fair value measurements and to expand disclosures about fair value measurements. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS 157 applies under other accounting pronouncements that require or permit fair value measurements and does not require any new fair value measurements. The provisions of SFAS No. 157 are effective for fair value measurements made in fiscal years beginning after November 15, 2007. The adoption of this statement is not expected to have a material effect on the Company's future reported financial position or results of operations.

4.	Property and Equipment

			May 31,	May 31,
			2008	2007
		Accumulated	Net carrying	Net carrying
	Cost	Depreciation	value	value
	$	$	$	$

Computer equipment	4,588	(2,801)	1,787	3,168
Other equipment	1,500	(1,049)	451	902
Meteorological towers	59,741	–	59,741	24,691

	65,829	(3,850)	61,979	28,761

Sky Harvest Windpower Corp.
(A Development Stage Company)
Notes to the Financial Statements
(Expressed in Canadian Dollars)

5.	Intangible Assets

			May 31,	May 31,
			2008	2007
		Accumulated	Net carrying	Net carrying
	Cost	Amortization	value	value
	$	$	$	$

Website development	2,372	(856)	1,516	2,372

	2,372	(856)	1,516	2,372

6.	Related Party Transactions

	a)	During the year ended May 31, 2008, the Company incurred $76,077 (2007 - $96,050) in management fees to directors and officers.

	b)	As at May 31, 2008, the Company owes $736 (2007 - $4,195) to a director of the Company. These amounts are unsecured, non-interest bearing and have no terms of repayment.

	c)	As at May 31, 2008, the Company advanced $2,500 (2007 - $Nil) to a director of the Company. These amounts are unsecured, non-interest bearing and have no terms of repayment.

These related party transactions are recorded at the exchange amount, being the amount established and agreed to by the related parties.

7.	Stockholders’ Equity

a)

Class E preferred shares shall be entitled to receive a non-cumulative annual dividend per share not exceeding 10% of the redemption price. The Company may redeem any number of the issued and outstanding Class E preferred shares at any time and for the redemption price upon 7 days’ written notice to the holder. The holder may require the Company to redeem any number of the issued and outstanding Class E preferred shares at the redemption price upon 30 days’ written notice to the Company.

b)

During the year ended May 31, 2007, the Company issued 1,380,000 Class A shares for cash proceeds of $690,000. In relation to these placements, the Company issued 110,000 shares as finders’ fees, valued at $55,000.

8.	Income Taxes

The Company accounts for income taxes under SFAS No. 109, "Accounting for Income Taxes." Deferred income tax assets and liabilities are determined based upon differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. Income tax expense differs from the amount that would result from applying the Canadian federal income tax rates to earnings before income taxes. The Company has a non-capital loss carry forward of approximately $1,479,000 available to offset taxable income in future years which expires in fiscal 2028. Pursuant to SFAS 109, the potential benefit of the non-capital loss carry forward has not been recognized in the financial statements since the Company cannot be assured that it is more likely than not that such benefit will be utilized in future years.

In assessing the realization of the Company’s future income tax asses, management considers whether it is more likely that not that some portion of all of the future tax asset will not be realized. The ultimate realization of future tax assets is dependent upon the generation of taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of future tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. The amount of future tax assets considered realizable could change materially in the near term based on future taxable income during the carry-forward period.

Sky Harvest Windpower Corp.
(A Development Stage Company)
Notes to the Financial Statements
(Expressed in Canadian Dollars)

8.	Income Taxes (continued)

	a)	Reconciliation of Tax Rates

The Company is subject to Canadian federal and provincial taxes at an approximate rate of 31% (2007 - 34%). The reconciliation of the provision for income taxes at the statutory rate compared to the Company’s income tax expense as reported is as follows:

	May 31,	May 31,
	2008	2007
	$	$
Income tax rate	31%	32.5%
Income tax recovery	66,000	97,000
Permanent differences	(1,000)	(1,000)
Change in tax rates	(11,000)	(48,000)
Valuation allowance change	(54,000)	(48,000)
Provision for income taxes	–	–

The Company has recognized a valuation allowance for the deferred income tax asset since the Company cannot be assured that it is more likely than not that such benefit will be utilized in future years. The valuation allowance is reviewed annually. When circumstances change and which cause a change in management's judgment about the realizability of deferred income tax assets, the impact of the change on the valuation allowance is generally reflected in current income.

b)	Future Income Tax Assets and Liabilities

The significant components of the Company future income tax assets and liabilities are as follows:

	May 31,	May 31,
	2008	2007
	$	$

Future income tax assets:
Non capital tax losses carried forward	384,000	330,000
Property and equipment	1,000	1,000

Valuation allowance	(385,000)	(331,000)

Net deferred income tax asset	–	–

c)	Non-Capital Losses Carried Forward and Expiration Dates

As at May 31, 2008, the Company has non-capital losses at approximately $1,479,000 (2007 - $1,270,000; 2006 - $974,000) which may be carried forward to apply against future years income tax for Canadian income tax purposes, subject to final determination by taxation authorities and expiring in the fiscal years ending:

Year Incurred	Year of Expiry	Amount ($)

2006	2026	974,000
2007	2027	296,000
2008	2028	209,000

		1,479,000